UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Beam Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39208	81-5238376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 327-8775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2024, Beam Therapeutics Inc. (the “Company”) announced in a press release on January 13, 2025 that it estimates that it had cash, cash equivalents and marketable securities of approximately $850.7 million as of December 31, 2024.

The information contained in this Item 2.02 regarding the Company’s estimated cash balance as of December 31, 2024 is preliminary, unaudited and is subject to completion of the Company’s financial statement closing procedures. This estimate also does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024 and its results of operations for the three months and year ended December 31, 2024. Accordingly, undue reliance should not be placed on this preliminary estimate.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On January 13, 2025, the Company updated its corporate presentation that it intends to use in connection with presentations at conferences and meetings, including an investor presentation at the 43rd Annual J.P. Morgan Healthcare Conference on January 13, 2025. The slides from the Company’s corporate presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filling.

Item 8.01 Other Events.

On January 13, 2025, the Company issued a press release announcing progress across its base editing portfolio and outlining key anticipated milestones. The full text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained on the website referenced in the press release is not incorporated herein.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to: the Company's upcoming presentations at the 43rd Annual J.P. Morgan Healthcare Conference; the therapeutic applications and potential of the Company's technology, including with respect to SCD, AATD, GSD1a and beta thalassemia; the Company's plans, and anticipated timing, to advance its programs; the clinical trial designs and expectations for BEAM-101, BEAM-103, BEAM-301 and BEAM-302; the Company's estimated cash, cash equivalents and marketable securities as of December 31, 2024 and its expectations related thereto; the sufficiency of the Company's capital resources to fund operating expenses and capital expenditure requirements and the period in which such resources are expected to be available; and the Company's ability to develop life-long, curative, precision genetic medicines for patients through base editing. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: the Company's ability to develop, obtain regulatory approval for, and commercialize its product candidates, which may take longer or cost more than planned; the Company's ability to raise additional funding, which may not be available; the Company's ability to obtain, maintain and enforce patent and other intellectual property protection for its product candidates; the uncertainty that the Company's product candidates will receive regulatory approval necessary to initiate or continue human clinical trials; that preclinical testing of the Company's product candidates and preliminary or interim data from preclinical studies and clinical trials may not be predictive of the results or success of ongoing or later clinical trials; that initiation and enrollment of, and anticipated timing to advance, the Company's clinical trials may take longer than expected; that the Company's product candidates, including the delivery modalities it relies on to administer them, may cause serious adverse events; that the Company's product candidates may experience manufacturing or supply interruptions or failures; risks related to competitive products; whether the Company's actual audited results will be consistent with its estimated cash, cash equivalents and marketable securities as of December 31, 2024; and the other risks and uncertainties identified under the headings “Risk Factors Summary” and “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in any subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Beam Therapeutics Inc. Corporate Presentation

99.2	Press Release dated January 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM THERAPEUTICS INC.

Date:	January 13, 2025	By:	/s/ John Evans
John Evans Chief Executive Officer